SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2003

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission file Number)	(IRS Employer ID Number)

8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Item 5.	Other Events and Regulation FD Disclosure

On October 21, 2003, Salix Pharmaceuticals, Ltd. (the “Registrant”) issued a press release announcing that the Registrant will report third quarter 2003 financial results before the market opens on Tuesday, October 28, 2003.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press release dated October 21, 2003, announcing that the Registrant will report third quarter 2003 financial results before the market opens on Tuesday, October 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: October 21, 2003	By:	/s/ Adam C. Derbyshire

Adam C. Derbyshire Senior Vice President and Chief Financial Officer